UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 24, 2013
Date of Report (Date of earliest event reported)

CANYON COPPER CORP.
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address if changed since last report)

NEVADA	000-33189	88-0454792
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Suite 408 - 1199 West Pender Street
Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 331-9326
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 24, 2013, Canyon Copper Corp. (the “Corporation”) entered into an agreement (the “Agreement”) with Sandfield Resources Ltd. (“Sandfield”) and Sandfield Resources (USA) Inc. whereby the Corporation has agreed to transfer to Sandfield up to a 70% interest in its optioned Moonlight Copper-Porphyry Property. The Moonlight Property is comprised of 307 unpatented claims having an area of approximately 6,300 acres and is located on the northern end of the Walker Lane Belt in Plumas County, California.

Under the terms of the Agreement, Sandfield will earn a 60% interest in the Moonlight Property (the “Initial Interest”) upon:

(a)	paying the Corporation $125,000 on TSX Venture Exchange approval of the Agreement;

(b)	issuing the Corporation 500,000 common shares on the date Sandfield lists its common shares on the TSX Venture Exchange;

(c)	incurring $100,000 of exploration expenditures on or before May 31, 2013;

(d)	paying the Corporation $125,000 and incurring an additional $500,000 of exploration expenditures by the second anniversary of the Agreement; and

(e)	paying the Corporation $125,000, issuing the Corporation 2,500,000 common shares and incurring an additional $1,000,000 of exploration expenditures by the third anniversary of the Agreement.

Sandfield will be able to earn an additional 10% interest in the Moonlight Property (the “Secondary Interest”) by issuing the Corporation 2,500,000 common shares and incurring an additional $3,000,000 of exploration expenditures by the fifth anniversary of the Agreement. Sandfield will also be responsible for all payments and share issuances required by the underlying option and assignment agreements and paying all BLM claim maintenance fees.

If Sandfield exercises the Initial Interest, the Corporation and Sandfield will form a joint venture for the purpose of carrying out further exploration and development of the Moonlight Property.

The Agreement is conditional upon, among other things, the Corporation obtaining approval from the TSX Venture Exchange.

The above summary is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

Exhibit Number	Description of Exhibit

10.1	Earn-In Agreement dated January 24, 2013 between Canyon Copper Corp., Sandfield Resources Ltd. and Sandfield Resources (USA) Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON COPPER CORP.
Date: January 24, 2013
	By:	/s/ Benjamin Ainsworth

Benjamin Ainsworth
Chief Executive Officer and President